SEMI ANNUAL REPORT

[Passport Graphic]

TEMPLETON DEVELOPING MARKETS TRUST


                                                                   JUNE 30, 2001

[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



[MARK MOBIUS PHOTO]

MARK MOBIUS, PH.D.
President
Templeton Developing
Markets Trust

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.



--------------------------------------------------------------------------------
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


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Developing Markets Trust seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging market companies.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Templeton Developing Markets Trust covers the six-month period ended June 30, 2001. During the period under review, many emerging markets experienced slowing economic growth. While foreign direct investment inflows into Hong Kong in 2000 nearly tripled over 1999, the Hong Kong government expects economic growth to be only 3.0% in 2001, lower than the forecasted 4.0%. South Korea's first quarter gross domestic product (GDP) growth also slowed, mostly due to falling exports. In Thailand, slowing exports and waning public sector investment resulted in reduced economic growth in the first quarter of 2001. One exception was China. China's economy grew solidly as strong government expenditure made up for a shrinking trade surplus. Foreign direct investment into China rose substantially, and first quarter



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.




CONTENTS


Shareholder Letter ........................................................    1

Performance Summary .......................................................    6

Financial Highlights &
Statement of Investments ..................................................    8

Financial Statements ......................................................   19

Notes to Financial
Statements ................................................................   22


FUND CATEGORY
[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/01

[PIECHART]

Asia                            40.7%

Latin America                   20.0%

Mid-East/Africa                 18.9%

Europe                          13.3%

Short-Term Investments &
  Other Net Assets               7.1%


exports grew considerably, but rapidly rising imports resulted in a lower trade surplus for the period.

During the period, concerns over Argentina's precarious debt position unsettled markets throughout the Latin American region. Economy Minister Domingo Cavallo worked to reform the economy. The Argentine peso's peg to the strong U.S. dollar has created significant problems for the country and recently, the country's Lower House approved a plan to peg the peso against the average value of the U.S. dollar and the euro. The Senate has yet to vote on the plan, and some argue that the change would not be implemented until the euro reaches parity with the U.S. dollar. Concerns about the possible repercussions of Argentina's problems on capital flows into Brazil seemed to put pressure on the real and depress Brazilian equity valuations. In Mexico, first quarter 2001 GDP grew 1.9% compared with the same quarter in 2000, although it contracted when compared to the previous quarter. This was mainly due to reduced exports resulting from an economic slowdown in the U.S., Mexico's largest trading partner.

While most emerging markets in Latin America and Asia recorded slower growth during the period, the situation in southern and eastern Europe was mixed. According to preliminary figures, Russia's first quarter GDP slowed moderately from its pace in the last quarter of 2000. Hungary's GDP grew slightly in the first quarter of 2001, mainly due to increased consumer spending as a result of higher wages and pensions. In Hungary, the Budapest Stock Exchange tightened regulations for de-listing companies, in an attempt to protect minority shareholders.

Turkey experienced flourishing tourism due to currency devaluation. The International Monetary Fund's (IMF's) decision to grant US$8 billion in new loans was also good news for Turkey. The Turkish government passed the Banking Reform Law and the Telecoms Law, which paves the way for the privatization of Turk Telecom. Both were conditions set by the IMF in its loan package.

China's Shanghai and Shenzhen B share markets skyrocketed this year when the government opened these previously foreigners-only markets to domestic investors. Local investors rushed in, pushing up the B shares' prices and closing the huge discounts at which the B shares had historically traded in the restricted market. Taking these companies' current and expected future earnings into consideration, we do not believe that these high B share prices are sustainable over the long term. During the six months under review, we liquidated many of our positions in Shanghai and Shenzhen B shares and initiated positions in China H (Hong Kong-listed Chinese companies) and red chips (Hong Kong companies with significant exposure to China) because we believed they offered better value. Soon enough, many investors and speculators shifted funds out of the mainland China B markets and into China H and red chip companies, contributing to substantial price appreciation in some China H and red chip companies. Reduced exposure to Brazil and Israel also enabled us to increase the Trust's holdings in Mexico and South Africa.

Templeton Developing Markets Trust - Class A posted a +1.02% cumulative total return for the six months ended June 30, 2001, as shown in the Performance Summary beginning on page 6. The Fund's benchmarks, the Morgan Stanley Capital International



TOP 10 HOLDINGS
6/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Cemex SA                                                                    5.4%
Construction Materials, Mexico

Sasol Ltd.                                                                  3.3%
Oil & Gas, South Africa

Cheung Kong Holdings Ltd.                                                   3.3%
Real Estate, Hong Kong

South African Breweries PLC                                                 2.8%
Beverages, South Africa

Telefonos de Mexico SA
(Telmex), L, ADR                                                            2.4%
Diversified Telecommunication
Services, Mexico

Samsung Electronics Co. Ltd                                                 2.2%
Semiconductor Equipment &
Products, South Korea

PT Telekomunikasi Indonesia, B                                              2.0%
Diversified Telecommunication
Services, Indonesia

Banco Bradesco SA, pfd.                                                     2.0%
Banks, Brazil

Barloworld Ltd.                                                             1.9%
Industrial Conglomerates,
South Africa

Hyundai Motor Co. Ltd.                                                      1.6%
Automobiles, South Korea

TOP 10 COUNTRIES
6/30/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
South Africa                                                               17.4%
Mexico                                                                     12.0%
South Korea                                                                 7.9%
Hong Kong                                                                   7.3%
Brazil                                                                      5.2%
Thailand                                                                    5.2%
Turkey                                                                      4.7%
Poland                                                                      4.4%
China                                                                       4.1%
Indonesia                                                                   3.7%



(MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation
(IFC) Investable Composite Index, posted -3.27% and -1.64% returns for the same period.(1)

At the end of the reporting period, the largest industry weighting in the Fund's portfolio was oil and gas, followed by banks and diversified telecommunication services. We increased short-term investments and other net assets from 3.8% of the Fund's total net assets on December 31, 2000, to 7.1% on June 30, 2001. We reduced our position in Turkish bank Akbank to adjust portfolio weightings.

Although growth in emerging market countries is slowing, overall it is still expanding at twice the rate of developed countries. We look for stocks that are trading at what we believe to be appealing valuations and maintain a broad perspective for future prospects. For example, as interest rates fall in emerging markets, debt financing is not as burdensome. Furthermore, most countries have embarked on reform efforts, albeit limited. Important steps such as these provide a further impetus for investors to return to emerging markets.

Looking forward, we will continue with our bottom-up investment style, searching for stocks that are selling at prices below our estimate of their true value. Although we cannot predict what any particular stock will do in the short term, we believe that over the long term most emerging market economies should continue to grow and that, despite volatility, improved


1. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The unmanaged S&P/IFC Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China and South Korea. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

corporate governance and better economic efficiencies could benefit prices of emerging market stocks for years to come.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 651.02% in the last 15 years, but has suffered six quarterly declines of more than 15% each during that time.(2) While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Developing Markets Trust. We appreciate your confidence and welcome your comments.

Sincerely,


/s/ Mark Mobius


Mark Mobius
President
Templeton Developing Markets Trust

2. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 6/30/01. Market return is measured in U.S. dollar terms and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Finance, Utilities, Properties and Commerce and Industry.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the current maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 6/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                   CHANGE          6/30/01       12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.08          $ 10.67       $  10.59
DISTRIBUTIONS (1/1/01-6/30/01)
Dividend Income                          $0.0289

CLASS B                                   CHANGE          6/30/01       12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.07          $ 10.51       $  10.44

CLASS C                                   CHANGE          6/30/01       12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.08          $ 10.47       $  10.39

ADVISOR CLASS                             CHANGE          6/30/01       12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.10          $ 10.65       $  10.55
DISTRIBUTIONS (1/1/01-6/30/01)
Dividend Income                          $0.0289

PERFORMANCE

                                                                         INCEPTION
CLASS A                             6-MONTH      1-YEAR      5-YEAR     (10/17/91)
----------------------------------------------------------------------------------
Cumulative Total Return(1)            +1.02%     -18.38%     -18.79%       +36.47%
Average Annual Total Return(2)        -4.82%     -23.07%      -5.21%        +2.63%
Value of $10,000 Investment(3)       $9,518     $ 7,693     $ 7,653       $12,863

                                                                         INCEPTION
CLASS B                               6-MONTH              1-YEAR         (1/1/99)
----------------------------------------------------------------------------------
Cumulative Total Return(1)              +0.67%             -18.97%          +2.28%
Average Annual Total Return(2)          -3.33%             -22.21%          -0.29%
Value of $10,000 Investment(3)         $9,667             $ 7,779          $9,928

                                                                         INCEPTION
CLASS C                             6-MONTH      1-YEAR      5-YEAR      (5/1/95)
----------------------------------------------------------------------------------
Cumulative Total Return(1)            +0.77%     -18.90%     -21.53%        -7.89%
Average Annual Total Return(2)        -1.18%     -20.51%      -4.92%        -1.48%
Value of $10,000 Investment(3)       $9,882     $ 7,949     $ 7,768        $9,121

                                                                         INCEPTION
ADVISOR CLASS(4)                    6-MONTH      1-YEAR      5-YEAR     (10/17/91)
----------------------------------------------------------------------------------
Cumulative Total Return(1)            +1.22%     -18.10%     -17.90%       +37.96%
Average Annual Total Return(2)        +1.22%     -18.10%      -3.87%        +3.37%
Value of $10,000 Investment(3)      $10,122     $ 8,190     $ 8,210       $13,796


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -22.33% and -5.47%.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights

                                                                                CLASS A
                                          -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2001    ------------------------------------------------------------------
                                           (UNAUDITED)        2000          1999          1998          1997          1996
                                          -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout
  the period)
Net asset value, beginning of
  period..............................         $10.59          $15.61        $10.30        $12.94        $15.40        $13.01
                                          -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income................            .11             .07           .06           .17           .16           .16
 Net realized and unrealized gains
   (losses)...........................             --           (5.03)         5.25         (2.57)        (1.62)         2.75
                                          -----------------------------------------------------------------------------------
Total from investment operations......            .11           (4.96)         5.31         (2.40)        (1.46)         2.91
                                          -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income................           (.03)           (.06)           --          (.19)         (.16)         (.18)
 Net realized gains...................             --              --            --          (.05)         (.84)         (.34)
                                          -----------------------------------------------------------------------------------
Total distributions...................           (.03)           (.06)           --          (.24)        (1.00)         (.52)
                                          -----------------------------------------------------------------------------------
Net asset value, end of period........         $10.67          $10.59        $15.61        $10.30        $12.94        $15.40
                                          ===================================================================================
Total Return*.........................          1.02%        (31.85)%        51.55%      (18.72)%       (9.41)%        22.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).....     $1,449,103      $1,507,936    $2,958,324    $2,172,954    $3,444,029    $3,308,753
Ratios to average net assets:
 Expenses.............................          2.17%**         2.09%         2.02%         2.11%         1.96%         2.03%
 Net investment income................          1.98%**          .56%          .45%         1.40%          .99%         1.16%
Portfolio turnover rate...............         20.16%          69.37%        45.82%        37.51%        30.06%        12.47%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.
 8

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (continued)

                                                                              CLASS B
                                                                ------------------------------------
                                                                 SIX MONTHS          YEAR ENDED
                                                                    ENDED           DECEMBER 31,
                                                                JUNE 30, 2001    -------------------
                                                                 (UNAUDITED)       2000       1999+
                                                                ------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................        $10.44         $15.47     $10.30
                                                                ------------------------------------
Income from investment operations:
 Net investment income (loss)...............................           .07           (.02)      (.06)
 Net realized and unrealized gains (losses).................            --          (4.98)      5.23
                                                                ------------------------------------
Total from investment operations............................           .07          (5.00)      5.17
                                                                ------------------------------------
Less distributions from net investment income...............            --           (.03)        --
                                                                ------------------------------------
Net asset value, end of period..............................        $10.51         $10.44     $15.47
                                                                ====================================
Total Return*...............................................          .67%       (32.36)%     50.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................       $12,223        $11,508    $13,862
Ratios to average net assets:
 Expenses...................................................         2.83%**        2.77%      2.76%
 Net investment income (loss)...............................         1.37%**       (.13)%     (.47)%
Portfolio turnover rate.....................................        20.16%         69.37%     45.82%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (continued)

                                                                                   CLASS C
                                                  -------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                        YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2001    --------------------------------------------------------
                                                   (UNAUDITED)       2000        1999        1998        1997        1996
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........        $10.39         $15.36      $10.21      $12.81      $15.27      $12.95
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss).................           .07           (.01)       (.03)        .07         .09         .17
 Net realized and unrealized gains (losses)...           .01          (4.96)       5.18       (2.51)      (1.64)       2.60
                                                  -------------------------------------------------------------------------
Total from investment operations..............           .08          (4.97)       5.15       (2.44)      (1.55)       2.77
                                                  -------------------------------------------------------------------------
Less distributions from:
 Net investment income........................            --             --          --        (.11)       (.07)       (.11)
 Net realized gains...........................            --             --          --        (.05)       (.84)       (.34)
                                                  -------------------------------------------------------------------------
Total distributions...........................            --             --          --        (.16)       (.91)       (.45)
                                                  -------------------------------------------------------------------------
Net asset value, end of period................        $10.47         $10.39      $15.36      $10.21      $12.81      $15.27
                                                  =========================================================================
Total Return*.................................          .77%       (32.36)%      50.44%    (19.20)%    (10.10)%      21.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............      $169,243       $188,379    $385,584    $294,588    $402,542    $226,629
Ratios to average net assets:
 Expenses.....................................         2.83%**        2.76%       2.73%       2.78%       2.69%       2.74%
 Net investment income (loss).................         1.30%**       (.11)%      (.26)%        .76%        .21%        .33%
Portfolio turnover rate.......................        20.16%         69.37%      45.82%      37.51%      30.06%      12.47%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.
 10

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (continued)

                                                                                    ADVISOR CLASS
                                                             ------------------------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2001    -------------------------------------------
                                                              (UNAUDITED)       2000        1999        1998       1997+
                                                             ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period.....................        $10.55         $15.62      $10.28      $12.93     $15.43
                                                             ------------------------------------------------------------
Income from investment operations:
 Net investment income...................................           .12            .11         .09         .23        .17
 Net realized and unrealized gains (losses)..............           .01          (5.03)       5.25       (2.60)     (1.63)
                                                             ------------------------------------------------------------
Total from investment operations.........................           .13          (4.92)       5.34       (2.37)     (1.46)
                                                             ------------------------------------------------------------
Less distributions from:
 Net investment income...................................          (.03)          (.15)         --        (.23)      (.20)
 Net realized gains......................................            --             --          --        (.05)      (.84)
                                                             ------------------------------------------------------------
Total distributions......................................          (.03)          (.15)         --        (.28)     (1.04)
                                                             ------------------------------------------------------------
Net asset value, end of period...........................        $10.65         $10.55      $15.62      $10.28     $12.93
                                                             ============================================================
Total Return*............................................         1.22%       (31.67)%      51.95%    (18.47)%    (9.36)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........................       $96,191       $115,144    $190,341    $115,494    $98,101
Ratios to average net assets:
 Expenses................................................         1.84%**        1.77%       1.74%       1.78%      1.69%**
 Net investment income...................................         2.24%**         .88%        .72%       1.82%      1.04%**
Portfolio turnover rate..................................        20.16%         69.37%      45.82%      37.51%     30.06%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to December 31, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                  INDUSTRY                     SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 92.9%
ARGENTINA 2.0%
*Molinos Rio de la Plata SA, B...................              Food Products                    6,081,985     $    8,515,631
Perez Companc SA, B..............................                Oil & Gas                      3,514,234          4,779,836
Quilmes Industrial SA, ADR, pfd. ................                Beverages                        528,505         11,098,605
Telecom Argentina Stet-France Telecom SA, B,
  ADR............................................  Diversified Telecommunication Services         628,926          9,716,907
                                                                                                              --------------
                                                                                                                  34,110,979
                                                                                                              --------------
AUSTRIA 2.0%
BBAG Oesterreichische Brau-Beteiligungs AG.......                Beverages                         66,952          2,448,489
Erste Bank Der Oester Sparkassen AG..............                  Banks                          218,247         10,871,057
Mayr-Melnhof Karton AG...........................          Containers & Packaging                 111,520          4,935,591
OMV AG...........................................                Oil & Gas                        168,380         14,111,609
*Telekom Austria AG..............................  Diversified Telecommunication Services         319,780          1,962,638
                                                                                                              --------------
                                                                                                                  34,329,384
                                                                                                              --------------
BRAZIL 5.2%
Aracruz Celulose SA, ADR.........................         Paper & Forest Products                  47,630            890,681
Banco Bradesco SA, pfd. .........................                  Banks                    6,408,730,992         33,854,314
Centrais Eletricas Brasileiras SA (Eletrobras)...            Electric Utilities               997,883,000         12,746,289
Centrais Eletricas Brasileiras SA (Eletrobras),
  B, pfd. .......................................            Electric Utilities             1,593,010,470         18,807,929
Companhia Paranaense De Energia-Copel, B,
  pfd. ..........................................            Electric Utilities             1,203,673,000          9,016,474
Copene-Petroquimica do Nordeste SA, A, pfd. .....                Chemicals                      5,499,844          1,346,682
+Duratex SA, pfd. ...............................            Building Products                510,136,824          9,716,787
Eletropaulo Metropolitana SA, pfd. ..............            Electric Utilities                95,032,000          2,979,137
Embraer-Empresa Brasileira de Aeronautica SA.....           Aerospace & Defense                   160,600          1,241,964
                                                                                                              --------------
                                                                                                                  90,600,257
                                                                                                              --------------
*CHILE .1%
Madeco Manufacturera de Cobre SA, ADR............             Metals & Mining                     296,783          1,439,398
                                                                                                              --------------
CHINA 4.1%
Beijing Datang Power Generation Co. Ltd., H......            Electric Utilities                 8,420,000          2,887,665
China Eastern Airline Corp. Ltd., H..............                 Airlines                     46,764,000          7,374,418
China Petroleum & Chemical Corp., H (Sinopec)....                Oil & Gas                     63,496,000         12,699,363
China Resources Enterprise Ltd. .................               Distributors                    7,544,000         12,745,548
China Shipping Development Co. Ltd., H...........                  Marine                       8,488,000          1,632,329
*China Southern Airlines Co. Ltd., H.............                 Airlines                     20,134,000          6,259,689
PetroChina Co. Ltd., H...........................                Oil & Gas                     86,101,000         17,882,745
Sinopec Beijing Yanhua Petrochemical Co. Ltd. ...                Chemicals                      9,780,000          1,391,787
Sinopec Shanghai Petrochemical Co. Ltd. .........                Chemicals                     36,370,000          5,315,684
Sinopec Zhenhai Refining & Chemical Co. Ltd.,
  H..............................................                Oil & Gas                      7,470,000          1,733,445
Tsingtao Brewery Co. Ltd., H.....................                Beverages                        378,000            128,425
Zhejiang Expressway Co. Ltd., H..................      Transportation Infrastructure            1,298,000            316,184
                                                                                                              --------------
                                                                                                                  70,367,282
                                                                                                              --------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                  INDUSTRY                     SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
COLOMBIA .7%
Cementos Argos SA................................          Construction Materials               1,813,840     $    4,735,875
Compania Nacional de Chocolates SA...............              Food Products                    1,737,430          5,027,811
Compania Suramericana de Inversiones SA..........          Diversified Financials               6,049,851          3,027,558
                                                                                                              --------------
                                                                                                                  12,791,244
                                                                                                              --------------
CROATIA .4%
Pliva D D, GDR, Reg S............................             Pharmaceuticals                     684,050          7,647,679
                                                                                                              --------------
CZECH REPUBLIC 1.1%
CEZ AS...........................................            Electric Utilities                 8,047,810         17,997,226
Philip Morris CR AS..............................                 Tobacco                          10,574          1,549,984
                                                                                                              --------------
                                                                                                                  19,547,210
                                                                                                              --------------
EGYPT 1.4%
*Al Ahram Beverages Co., GDR.....................                Beverages                        449,044          5,164,006
Commercial International Bank Ltd. ..............                  Banks                        1,149,529         10,218,363
*Orascom Telecom.................................   Wireless Telecommunication Services           428,675          2,552,475
Suez Cement Co. .................................          Construction Materials                 645,002          5,960,229
                                                                                                              --------------
                                                                                                                  23,895,073
                                                                                                              --------------
ESTONIA .4%
Hansabank Ltd. ..................................                  Banks                          779,700          6,334,374
                                                                                                              --------------
FINLAND .2%
Hartwall OYJ, A..................................                Beverages                        172,610          2,771,942
                                                                                                              --------------
GREECE .5%
Hellenic Telecommunications Organization SA......  Diversified Telecommunication Services         651,470          8,573,569
                                                                                                              --------------
HONG KONG 7.3%
Cheung Kong Holdings Ltd. .......................               Real Estate                     5,233,000         57,027,013
China Merchants Holdings International Co.
  Ltd. ..........................................         Industrial Conglomerates              8,330,000          6,300,978
China Travel International Investment Hong Kong
  Ltd. ..........................................       Hotels Restaurants & Leisure            6,314,000          1,189,961
Citic Pacific Ltd. ..............................         Industrial Conglomerates              7,845,500         24,291,186
Cosco Pacific Ltd. ..............................      Transportation Infrastructure           14,664,000          9,682,124
Dairy Farm International Holdings Ltd. ..........          Food & Drug Retailing               12,516,804          8,761,763
Hang Lung Development Co. Ltd. ..................               Real Estate                    10,440,000         10,105,515
HSBC Holdings PLC................................                  Banks                          160,687          1,900,457
Hutchison Whampoa Ltd. ..........................         Industrial Conglomerates                582,200          5,878,056
Jiangsu Expressway Co. Ltd. .....................      Transportation Infrastructure              122,000             28,623
Swire Pacific Ltd., A............................          Diversified Financials                  83,500            432,493
                                                                                                              --------------
                                                                                                                 125,598,169
                                                                                                              --------------
HUNGARY 1.1%
Egis RT..........................................             Pharmaceuticals                      85,388          2,936,742
Gedeon Richter Ltd. .............................             Pharmaceuticals                      75,569          4,161,086

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                  INDUSTRY                     SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
HUNGARY (CONT.)
Matav RT.........................................  Diversified Telecommunication Services       2,256,650     $    6,585,326
MOL Magyar Olaj-Es Gazipari RT...................                Oil & Gas                        411,600          5,855,487
                                                                                                              --------------
                                                                                                                  19,538,641
                                                                                                              --------------
INDIA 1.4%
Bharat Heavy Electricals Ltd. ...................           Electrical Equipment                  529,596          1,985,985
*BSES Ltd. ......................................            Electric Utilities                   141,244            590,168
Grasim Industries Ltd. ..........................         Industrial Conglomerates              1,074,908          6,867,849
Hindalco Industries Inc. ........................             Metals & Mining                      93,295          1,654,876
Hindustan Petroleum Corporation Ltd. ............                Oil & Gas                        472,313          1,587,430
Mahanagar Telephone Nigam Ltd. ..................  Diversified Telecommunication Services       1,367,400          3,669,946
NIIT Ltd. .......................................         IT Consulting & Services                160,487          1,301,228
Satyam Computers Services Ltd. ..................         IT Consulting & Services                200,000            724,702
SSI Ltd. ........................................         IT Consulting & Services                137,997            898,858
Tata Power Co. Ltd. .............................            Electric Utilities                   393,080          1,086,736
Videsh Sanchar Nigam Ltd. .......................  Diversified Telecommunication Services         656,111          4,458,458
                                                                                                              --------------
                                                                                                                  24,826,236
                                                                                                              --------------
INDONESIA 3.7%
PT Gudang Garam TBK..............................                 Tobacco                       2,917,000          3,380,544
PT Hanjaya Mandala Sampoerna.....................                 Tobacco                       1,066,000          1,502,133
*PT Indocement Tunggal Prakarsa..................          Construction Materials              10,444,000          1,283,723
*PT Indofoods Sukses Makmur TBK..................              Food Products                  120,117,400          8,963,985
PT Indosat (Persero) TBK.........................  Diversified Telecommunication Services      11,390,000         10,150,000
PT Semen Gresik (Persero) TBK....................          Construction Materials               7,382,763          3,986,303
PT Telekomunikasi Indonesia, B...................  Diversified Telecommunication Services     121,259,360         34,067,599
PT Timah TBK.....................................             Metals & Mining                   8,229,000          1,246,271
                                                                                                              --------------
                                                                                                                  64,580,558
                                                                                                              --------------
*ISRAEL .1%
Formula Systems Ltd. ............................                 Software                         50,180          1,069,785
Makhteshim-Agan Industries Ltd. .................                Chemicals                        237,669            486,737
                                                                                                              --------------
                                                                                                                   1,556,522
                                                                                                              --------------
MALAYSIA .5%
Genting Bhd. ....................................       Hotels Restaurants & Leisure            3,011,400          6,934,145
IOI Corp. Bhd. ..................................              Food Products                    1,988,000          1,386,368
                                                                                                              --------------
                                                                                                                   8,320,513
                                                                                                              --------------
MEXICO 12.0%
Alfa SA de CV, A.................................         Industrial Conglomerates                180,700            248,556
Cemex SA.........................................          Construction Materials              17,485,343         92,742,067
*DESC SA de CV DESC, B...........................         Industrial Conglomerates              3,924,270          1,705,735
Grupo Bimbo SA de CV, A..........................              Food Products                    7,915,250         13,936,066
*Grupo Carso SA de CV............................         Industrial Conglomerates                930,800          2,755,270
Grupo Financiero Banamex Accival SA de CV........                  Banks                        4,975,313         12,838,634
*Grupo Financiero BBVA Bancomer SA de CV, O......                  Banks                       14,625,437         14,468,520

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                  INDUSTRY                     SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MEXICO (CONT.)
Grupo Mexico SA de CV, B.........................             Metals & Mining                   1,809,250     $    4,702,557
Kimberly Clark de Mexico SA de CV, A.............         Paper & Forest Products               7,628,650         22,506,092
Telefonos de Mexico SA (Telmex), L, ADR..........  Diversified Telecommunication Services       1,161,686         40,865,358
                                                                                                              --------------
                                                                                                                 206,768,855
                                                                                                              --------------
PAKISTAN 1.0%
*Hub Power Co. Ltd. .............................            Electric Utilities                27,416,000          8,222,653
Pakistan Telecommunications Corp., A.............  Diversified Telecommunication Services      33,137,800          9,315,952
                                                                                                              --------------
                                                                                                                  17,538,605
                                                                                                              --------------
PHILIPPINES 1.2%
*Philippine National Bank........................                  Banks                        2,836,156          2,353,320
San Miguel Corp., B..............................                Beverages                     20,314,790         18,406,343
                                                                                                              --------------
                                                                                                                  20,759,663
                                                                                                              --------------
POLAND 4.4%
Bank Rozwoju Eksportu SA.........................                  Banks                          186,900          4,403,952
Bank Slaski SA W Katowicach......................                  Banks                          164,401         10,904,043
*Elektrim SA.....................................           Electrical Equipment                2,152,468         13,847,070
*Orbis SA........................................       Hotels Restaurants & Leisure              712,700          2,967,732
Polski Koncern Naftowy Orlen SA..................                Oil & Gas                      5,734,174         25,593,246
Telekomunikacja Polska SA........................  Diversified Telecommunication Services       4,366,114         19,106,171
                                                                                                              --------------
                                                                                                                  76,822,214
                                                                                                              --------------
RUSSIA 2.9%
GUM Trade House..................................             Multiline Retail                  1,340,300          1,943,435
Lukoil Holdings..................................                Oil & Gas                         43,460            518,478
Lukoil Holdings, ADR.............................                Oil & Gas                        327,143         16,602,507
Mosenergo, ADR...................................            Electric Utilities                   931,950          3,541,410
Mosenergo, GDR...................................            Electric Utilities                   224,027            872,387
Rostelecom, ADR..................................  Diversified Telecommunication Services       1,555,770          8,167,793
Rostelekom, pfd. ................................  Diversified Telecommunication Services       2,539,600            881,876
*Surgutneftegaz..................................                Oil & Gas                     13,160,000          3,359,090
Tatneft..........................................                Oil & Gas                      1,796,520            958,443
*Unified Energy Systems..........................            Electric Utilities                88,958,700         10,123,500
*Vimpel Communications, ADR......................   Wireless Telecommunication Services           138,800          2,277,708
                                                                                                              --------------
                                                                                                                  49,246,627
                                                                                                              --------------
SINGAPORE 3.4%
Cycle & Carriage Ltd. ...........................             Specialty Retail                    759,657          1,334,195
First Capital Corp. Ltd. ........................               Real Estate                     1,248,000          1,006,894
Fraser and Neave Ltd. ...........................                Beverages                      5,469,550         23,865,490
Keppel Corp., Ltd. ..............................          Diversified Financials               9,012,400         17,906,086
Sembcorp Marine Ltd. ............................                Machinery                     10,181,000          5,392,242
United Industrial Corporation Ltd. ..............               Real Estate                    18,586,000          8,670,746
                                                                                                              --------------
                                                                                                                  58,175,653
                                                                                                              --------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                  INDUSTRY                     SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
*SLOVAK REPUBLIC .2%
Slovnaft AS......................................                Oil & Gas                        240,404     $    2,706,967
                                                                                                              --------------
SOUTH AFRICA 17.4%
African Bank Investments Ltd. ...................          Diversified Financials               6,363,200          7,222,477
Anglo American PLC...............................             Metals & Mining                   1,727,844         25,634,523
Astral Foods Ltd. ...............................          Food & Drug Retailing                  704,120            991,362
Barloworld Ltd. .................................         Industrial Conglomerates              4,475,350         33,198,443
*Comparex Holdings Ltd. .........................         IT Consulting & Services                291,200            404,575
Firstrand Ltd. ..................................                  Banks                        2,164,000          2,313,950
*Imperial Holdings Ltd. .........................             Specialty Retail                    633,739          5,306,445
Iscor Ltd. ......................................             Metals & Mining                   5,132,471         18,463,500
Kersaf Investments Ltd. .........................       Hotels Restaurants & Leisure              966,800          4,317,463
Liberty Group Ltd. ..............................                Insurance                      1,518,712         10,945,638
Nedcor Ltd. .....................................                  Banks                          183,780          3,579,212
Old Mutual PLC...................................                Insurance                      9,553,570         21,900,148
Palabora Mining Co. Ltd. ........................             Metals & Mining                     183,700            843,141
Remgro Ltd. .....................................         Industrial Conglomerates              2,379,670         17,062,164
Reunert Ltd. ....................................    Electronic Equipment & Instruments         1,154,300          2,577,394
Sanlam Ltd. .....................................                Insurance                      7,245,900          9,887,228
Sappi Ltd. ......................................         Paper & Forest Products                  48,200            423,919
Sasol Ltd. ......................................                Oil & Gas                      6,259,473         57,148,537
South African Breweries PLC......................                Beverages                      6,404,463         48,462,084
Tiger Brands Ltd. ...............................              Food Products                    2,822,466         21,917,579
Tongaat-Hulett Group Ltd. .......................              Food Products                    1,503,590          7,926,982
Venfin Ltd. .....................................   Wireless Telecommunication Services           316,682            724,785
                                                                                                              --------------
                                                                                                                 301,251,549
                                                                                                              --------------
SOUTH KOREA 7.9%
Cheil Jedang Corp. ..............................              Food Products                      239,740          7,889,944
Good Morning Securities Co. .....................          Diversified Financials                 220,490            873,144
Hyundai Motor Co. Ltd. ..........................               Automobiles                     1,267,050         27,572,099
Kookmin Bank.....................................                  Banks                           77,880          1,044,987
Korea Electric Power Corp. ......................            Electric Utilities                   474,999          8,838,890
Korea Telecom Corp., ADR.........................  Diversified Telecommunication Services          63,928          1,405,137
Samsung Corp. ...................................     Trading Companies & Distributors            307,950          1,775,952
Samsung Electro-Mechanics Co. ...................    Electronic Equipment & Instruments            46,630          1,674,449
Samsung Electronics Co. Ltd. ....................    Semiconductor Equipment & Products           251,042         37,062,717
*Samsung Heavy Industries Co. Ltd. ..............                Machinery                      5,533,452         23,401,758
Samsung SDI Co. Ltd. ............................    Electronic Equipment & Instruments            95,328          4,595,975
Samsung Securities Co. Ltd. .....................          Diversified Financials                 181,290          5,157,809
SK Corp. ........................................                Oil & Gas                      1,158,610         14,655,236
                                                                                                              --------------
                                                                                                                 135,948,097
                                                                                                              --------------
TAIWAN .3%
*Accton Technology Corp. ........................         Communications Equipment                299,400            359,141
China Motor Co. Ltd. ............................               Automobiles                       787,710            535,359
Compal Electronics Inc. .........................         Computers & Peripherals               1,484,000          1,594,772

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                  INDUSTRY                     SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TAIWAN (CONT.)
*Procomp Informatics Co. Ltd. ...................                Machinery                          5,000     $        9,875
*Ritek Corp. ....................................         Computers & Peripherals                 957,000          2,070,767
*Taiwan Semiconductor Manufacturing Co. .........    Semiconductor Equipment & Products            34,000             63,201
                                                                                                              --------------
                                                                                                                   4,633,115
                                                                                                              --------------
THAILAND 5.2%
*American Standard Sanitaryware Public Co. Ltd.,
  fgn. ..........................................            Building Products                    284,200            790,839
*Bangkok Bank Public Co. Ltd., fgn. .............                  Banks                        7,311,190          7,427,446
Electricity Generating Public Co. Ltd., fgn. ....            Electric Utilities                 1,197,600          1,031,502
PTT Exploration & Production Public Co. Ltd.,
  fgn. ..........................................                Oil & Gas                      4,173,600         11,521,643
*Shin Corporation Public Co. Ltd., fgn. .........   Wireless Telecommunication Services         2,789,700         10,596,917
*Siam Cement Public Co. Ltd. ....................          Construction Materials                 784,150          7,377,383
*Siam Cement Public Co. Ltd., fgn. ..............          Construction Materials                 921,815          9,975,472
*Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ...                  Banks                       29,104,700         12,855,433
Siam Makro Public Company Ltd., fgn. ............             Multiline Retail                  1,950,400          2,175,247
*Telecomasia Corp. Public Co. Ltd., fgn. ........  Diversified Telecommunication Services       2,558,900          1,059,615
*Thai Airways International Public Co. Ltd.,
  fgn. ..........................................                 Airlines                      2,294,500          1,418,860
*Thai Farmers Bank Public Co. Ltd. ..............                  Banks                        6,309,838          2,787,031
*Thai Farmers Bank Public Co. Ltd., fgn. ........                  Banks                       27,094,762         11,967,651
*Total Access Communication Public Co. Ltd. .....  Diversified Telecommunication Services       3,191,100          7,179,975
*United Communications Industries, fgn. .........         Communications Equipment              2,836,500          1,847,985
                                                                                                              --------------
                                                                                                                  90,012,999
                                                                                                              --------------
TURKEY 4.7%
Akbank...........................................                  Banks                    6,216,730,210         25,758,562
Anadolu Efes Biracilik ve Malt Sanayii AS........                Beverages                      3,041,000            116,309
Arcelik AS, Br. .................................            Household Durables               689,142,750          5,628,457
*Haci Omer Sabanci Holding AS....................          Diversified Financials             870,271,981          3,536,563
KOC Holding AS...................................          Diversified Financials             410,957,323         10,642,321
Tupras-Turkiye Petrol Rafineleri AS..............                Oil & Gas                    817,236,300         20,837,898
*Turkcell Iletisim Hizmetleri AS.................   Wireless Telecommunication Services       700,685,125          8,095,561
*Yapi ve Kredi Bankasi AS........................                  Banks                    2,180,075,000          6,776,837
                                                                                                              --------------
                                                                                                                  81,392,508
                                                                                                              --------------
UNITED KINGDOM .1%
BHP Billiton PLC.................................             Metals & Mining                     330,200          1,597,464
                                                                                                              --------------
VENEZUELA
Compania Anonima Nacional Telefonos de Venezuela,
  ADR............................................  Diversified Telecommunication Services          24,470            573,577
                                                                                                              --------------
TOTAL LONG TERM INVESTMENTS (COST
  $1,776,534,493)................................                                                              1,604,256,923
                                                                                                              --------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
                                                                                     AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $88,185,341) 5.1%
U.S. Treasury Bills, 3.35% to 4.01%, with
  maturities to 9/20/01..........................                                 $ 88,732,000  $ 88,190,079
                                                                                                ------------
TOTAL INVESTMENTS (COST $1,864,719,834) 98.0%....                                               1,692,447,002
OTHER ASSETS, LESS LIABILITIES 2.0%..............                                                 34,312,562
                                                                                                ------------
TOTAL NET ASSETS 100.0%..........................                                               $1,726,759,564
                                                                                                ============

*Non-income producing.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at June 30, 2001, were $9,716,787.
                       See Notes to Financial Statements.
 18

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $1,864,719,834)...........................................    $1,692,447,002
 Cash.......................................................         2,374,746
 Receivables:
  Investment securities sold................................        51,012,111
  Fund shares sold..........................................        14,047,103
  Dividends and interest....................................         8,317,932
                                                                --------------
      Total assets..........................................     1,768,198,894
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased...........................        26,404,975
  Fund shares redeemed......................................        10,369,287
  To affiliates.............................................         3,668,254
 Accrued expenses...........................................           996,814
                                                                --------------
      Total liabilities.....................................        41,439,330
                                                                --------------
Net assets, at value........................................    $1,726,759,564
                                                                ==============
Net assets consist of:
 Undistributed net investment income........................    $   17,112,391
 Net unrealized depreciation................................      (172,272,832)
 Accumulated net realized loss..............................      (861,305,012)
 Beneficial shares..........................................     2,743,225,017
                                                                --------------
Net assets, at value........................................    $1,726,759,564
                                                                ==============
CLASS A:
 Net asset value per share ($1,449,103,439 / 135,839,557
  shares outstanding).......................................            $10.67
                                                                ==============
 Maximum offering price per share ($10.67 / 94.25%).........            $11.32
                                                                ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($12,222,676 / 1,162,571 shares outstanding)*.............            $10.51
                                                                ==============
CLASS C:
 Net asset value per share ($169,242,984 / 16,167,709 shares
  outstanding)*.............................................            $10.47
                                                                ==============
 Maximum offering price per share ($10.47 / 99.00%).........            $10.58
                                                                ==============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($96,190,465 / 9,033,559 shares outstanding)..............            $10.65
                                                                ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $2,824,316)
 Dividends..................................................    $  35,826,654
 Interest...................................................        1,140,825
                                                                -------------
      Total investment income...............................                     $  36,967,479
Expenses:
 Management fees (Note 3)...................................       11,167,959
 Administrative fees (Note 3)...............................          955,211
 Distribution fees (Note 3)
  Class A...................................................        2,427,963
  Class B...................................................           59,996
  Class C...................................................          885,963
 Transfer agent fees (Note 3)...............................        3,050,000
 Custodian fees.............................................        1,140,600
 Reports to shareholders....................................            3,700
 Professional fees..........................................           58,000
 Trustees' fees and expenses................................           72,200
                                                                -------------
      Total expenses........................................                        19,821,592
                                                                                 -------------
            Net investment income...........................                        17,145,887
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (135,732,405)
  Foreign currency transactions.............................       (1,563,621)
                                                                -------------
      Net realized loss.....................................                      (137,296,026)
      Net unrealized appreciation...........................                       143,261,170
                                                                                 -------------
Net realized and unrealized gain............................                         5,965,144
                                                                                 -------------
Net increase in net assets resulting from operations........                     $  23,111,031
                                                                                 =============

                       See Notes to Financial Statements.
 20

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2001           YEAR ENDED
                                                                  (UNAUDITED)         DECEMBER 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $   17,145,887        $    13,636,678
  Net realized loss from investments and foreign currency
   transactions.............................................       (137,296,026)            (3,436,616)
  Net unrealized appreciation (depreciation) on
   investments..............................................        143,261,170         (1,026,414,286)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         23,111,031         (1,016,214,224)

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................         (4,082,347)           (11,401,005)
   Class B..................................................                 --                (35,509)
   Class C..................................................                 --                     --
   Advisor Class............................................           (283,264)            (1,834,297)
                                                                ---------------------------------------
 Total distributions to shareholders........................         (4,365,611)           (13,270,811)

 Beneficial share transactions (Note 2):
   Class A..................................................        (75,202,558)          (605,706,002)
   Class B..................................................            703,659              3,142,642
   Class C..................................................        (20,490,398)           (86,435,075)
   Advisor Class............................................        (19,963,620)            (6,660,665)
                                                                ---------------------------------------
 Total beneficial share transactions........................       (114,952,917)          (695,659,100)
    Net decrease in net assets..............................        (96,207,497)        (1,725,144,135)

Net assets:
 Beginning of period........................................      1,822,967,061          3,548,111,196
                                                                ---------------------------------------
 End of period..............................................     $1,726,759,564        $ 1,822,967,061
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................     $   17,112,391        $     4,332,115
                                                                =======================================

                       See Notes to Financial Statements.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of its total assets in equity securities of developing or emerging market issuers. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers four classes of shares; Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             SIX MONTHS ENDED                         YEAR ENDED
                                                              JUNE 30, 2001                        DECEMBER 31, 2000
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                         -------------------------------------------------------------
CLASS A SHARES:
Shares sold..........................................   73,275,550    $ 781,603,918          293,390,723    $ 3,760,790,958
Shares issued on reinvestment of distributions.......      324,931        3,548,254              702,526          9,823,079
Shares redeemed......................................  (80,198,042)    (860,354,730)        (341,137,186)    (4,376,320,039)
                                                       --------------------------------------------------------------------
Net decrease.........................................   (6,597,561)   $ (75,202,558)         (47,043,937)   $  (605,706,002)
                                                       ====================================================================

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)


                                                             SIX MONTHS ENDED                         YEAR ENDED
                                                              JUNE 30, 2001                        DECEMBER 31, 2000
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                         -------------------------------------------------------------
CLASS B SHARES:
Shares sold..........................................      196,250    $   2,114,191              444,292    $     5,990,836
Shares issued on reinvestment of distributions.......           --               --                2,225             32,389
Shares redeemed......................................     (135,805)      (1,410,532)            (240,263)        (2,880,583)
                                                       --------------------------------------------------------------------
Net increase.........................................       60,445    $     703,659              206,254    $     3,142,642
                                                       ====================================================================
                                                             SIX MONTHS ENDED                         YEAR ENDED
                                                              JUNE 30, 2001                        DECEMBER 31, 2000
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                         -------------------------------------------------------------
CLASS C SHARES:
Shares sold..........................................    1,872,480    $  19,293,968            8,438,460    $   109,438,375
Shares redeemed......................................   (3,827,349)     (39,784,366)         (15,414,579)      (195,873,450)
                                                       --------------------------------------------------------------------
Net decrease.........................................   (1,954,869)   $ (20,490,398)          (6,976,119)   $   (86,435,075)
                                                       ====================================================================
                                                             SIX MONTHS ENDED                         YEAR ENDED
                                                              JUNE 30, 2001                        DECEMBER 31, 2000
                                                       --------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES           AMOUNT
                                                         -------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold..........................................    1,979,020    $  21,138,061            7,203,891    $    93,880,774
Shares issued on reinvestment of distributions.......       24,601          267,655              134,886          1,724,460
Shares redeemed......................................   (3,884,024)     (41,369,336)          (8,612,623)      (102,265,899)
                                                       --------------------------------------------------------------------
Net decrease.........................................   (1,880,403)   $ (19,963,620)          (1,273,846)   $    (6,660,665)
                                                       ====================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain Officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30, 2001, unreimbursed costs were $51,328. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $208,914 and $109,897 respectively.

4. INCOME TAXES

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,913,349,879 was as follows:

Unrealized appreciation.....................................  $ 221,060,453
Unrealized depreciation.....................................   (441,963,330)
                                                              -------------
Net unrealized depreciation.................................  $(220,902,877)
                                                              =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryover expiring in:
          2006.................................   $ 44,971,158
          2007.................................    548,121,432
          2008.................................     18,868,811
                                                  ------------
                                                  $611,961,401
                                                  ============

At December 31, 2000, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2000 of $39,016,255 and $844,847, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $349,244,748 and $505,304,296 respectively.

SEMIANNUAL REPORT
TEMPLETON DEVELOPING MARKETS TRUST

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Developing Markets Trust prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.





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